SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT JANUARY 27, 1999


                               NEWMARK HOMES CORP.
             (Exact name of Registrant as specified in its charter)


            NEVADA                   333-42213              76-0460831
(State or other jurisdiction of    (Commission            (IRS Employer
 incorporation or organization)     File Number)       Identification Number)


                            1200 SOLDIERS FIELD DRIVE
                            SUGAR LAND, TEXAS  77479
              (Address of Registrant's principal executive offices)

                                  281-243-0100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)






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                       INFORMATION INCLUDED IN THIS REPORT

Item 7.      Financial  Statements  and  Exhibits

             Exhibits

             16.1     Letter  of  KPMG,  LLP,  dated  February 4,  1999


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  9,  1999


                                         NEWMARK  HOMES  CORP.


                                         By:  /s/  Michael  K.  McCraw
                                              ----------------------------------
                                                   Michael  K.  McCraw, Chairman

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